                                                                    EXHIBIT 19.1



                     STATEMENT TO MARINE CERTIFICATEHOLDERS
                      NATIONSCREDIT GRANTOR TRUST 1997 - 2

     Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Marine Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month                                                                                               Dec-97
Collection Period                                                                                  12/1/97
Determination Date                                                                                 1/13/98
Deposit Date                                                                                       1/14/98
Distribution Date                                                                                  1/15/98

MARINE POOL BALANCE
            Marine Pool Balance on the close of the last day of the Collection
              Period (Record Date)                                                           112,838,671.89
            Marine Certificate Factor                                                            93.4066202%
            Marine Ending Certificate Balance (per $1,000 certificate)                               934.07
            Liquidation Proceeds                                                                  27,400.00
            Purchase Amounts                                                                             --

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment                                                               5.04367
            Carry-Over Monthly Interest Payment                                                         --
            Total Marine Interest Payment                                                          5.04367

            Marine Principal Payments:
            Monthly Marine Principal Payment                                                      19.06255
            Carry-Over Monthly Marine Principal Payment                                                 --
            Total Marine Principal Payment                                                        19.06255

            Marine Servicing Fee:
            Marine Servicing Fee                                                                   0.59571
            Carry-Over Monthly Marine Servicing Fee                                                     --
            Total Marine Servicing Fee                                                             0.59571

SURETY BOND
            Surety Bond Amount for the current Distribution Date                            115,141,484.57
            Surety Bond Amount as a % of the Pool Balance                                           102.04%

                       STATEMENT TO RV CERTIFICATEHOLDERS
                      NATIONSCREDIT GRANTOR TRUST 1997 - 2

    Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to RV Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


  Month                                                                                           Dec-97
  Collection Period                                                                              12/1/97
  Determination Date                                                                             1/12/98
  Deposit Date                                                                                   1/14/98
  Distribution Date                                                                              1/15/98

  RV POOL BALANCE
              RV Pool Balance on the close of the last day of the Collection Period
                  (Record Date)                                                            45,296,756.25
              RV Certificate Factor                                                           93.6143826%
              RV Ending Certificate Balance (per $1,000 certificate)                              936.14
              Liquidation Proceeds                                                             31,350.00
              Purchase Amounts                                                                        --

  AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE) RV
              Interest Payments:
              Monthly RV Interest Payment                                                        4.98449
              Carry-Over Monthly RV Interest Payment                                                  --
              Total RV Interest Payment                                                          4.98449

              RV Principal Payments:
              Monthly RV Principal Payment                                                      20.87772
              Carry-Over Monthly RV Principal Payment                                                 --
              Total RV Principal Payment                                                        20.87772

              RV Servicing Fee:
              RV Servicing Fee                                                                   0.59814
              Carry-Over Monthly RV Servicing Fee                                                     --
              Total RV Servicing Fee                                                             0.59814

  SURETY BOND
              Surety Bond Amount for the current Distribution Date                         46,306,956.89
              Surety Bond Amount as a % of the Pool Balance                                       102.23%

                      MONTHLY MARINE SERVICERS CERTIFICATE
                      NATIONSCREDIT GRANTOR TRUST 1997 - 2

    Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among NationsCredit Securitization Corporation (as "Depositor"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Marine Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


 Month                                                                                                Dec-97
 Collection Period                                                                                   1-Dec-97
 Determination Date                                                                                 13-Jan-98
 Deposit Date                                                                                       14-Jan-98
 Distribution Date                                                                                  15-Jan-98

 MARINE POOL BALANCE
                  Marine Pool Balance on the close of the last day of the preceding
                     Collection Period                                                         115,141,484.57
                  Marine Principal Collections                                                   2,250,282.96
                  Purchase Amounts with respect to Marine Receivables allocable to Principal               --
                  Defaulted Marine Receivables                                                      52,529.72
                  Marine Pool Balance on the close of the last day of the Collection Period    112,838,671.89

                  Original Marine Pool Balance                                                 120,803,719.92

                  Marine Pool Factor                                                               93.4066202%

                  Preference Amounts with respect to Marine Receivables                                    --

                  Marine Pass-Through Rate                                                             6.3500%
                  Marine Servicing Fee Rate                                                            0.7500%

 MARINE AVAILABLE FUNDS
                  Marine Collections allocable to interest                                       1,091,445.60
                  Purchase Amounts with respect to Marine Receivables allocable to interest                --
                  Liquidation Proceeds with respect to Marine Receivables                           27,400.00
                  Marine Collections allocable to principal                                      2,250,282.96
                  Purchase Amounts with respect to Marine Receivables allocable to principal               --
                  Other Marine Available Funds                                                             --
                  Total Marine Available Funds
                                                                                                 3,369,128.56

 MARINE INTEREST PAYMENT
                  Monthly Marine Interest Payment                                                  609,290.36
                  Carry-Over Monthly Marine Interest                                                       --
                  Total                                                                            609,290.36

 MARINE PRINCIPAL PAYMENT
                  Monthly Marine Principal Payment                                               2,302,812.68
                  Carry-Over Monthly Marine Principal                                                      --
                  Total                                                                          2,302,812.68

 MARINE SERVICING FEE
                  Servicing Marine Fee                                                              71,963.43
                  Carry-Over Monthly Marine Servicing Fee                                                  --
                  Total                                                                             71,963.43

 MARINE RESERVE ACCOUNT CROSS SUPPORT
                  Marine Reserve Account Cross Collateral Withdrawal Amounts from prior
                    Distribution Dates                                                                     --
                  Amount required to fully fund Marine Reserve Account                           1,595,087.38
                  Total Owed to Reimburse Marine Cross Collateral Withdrawal Account                       --

 DEPOSIT TO MARINE CERTIFICATE ACCOUNT
                  Marine Available Funds                                                         3,369,128.56
                  RV Available Funds distributable to Marine Certificates                                  --
                  Marine Reserve Account Withdrawal Deposit                                                --
                  RV Reserve Account Cross Collateral Withdrawal Amount                                    --
                  Surety Bond Drawing Deposit                                                              --
                  Total Deposit to the Marine Certificate Account                                3,369,128.56

 DISTRIBUTIONS FROM THE MARINE CERTIFICATE ACCOUNT
                Monthly Marine Interest Payment and any Carry-Over Monthly Marine Interest         609,290.36
                Monthly Marine Principal Payment and any Carry-Over Monthly Marine Principal     2,302,812.68
                Preference Amounts with respect to Marine Receivables                                      --
                Marine Servicing Fee and any Carry-Over Marine Servicing Fee                        71,963.43
                Distributions to the Surety Bond Provider                                           11,514.15
                Shortfall in RV Certificate Account                                                        --
                Distributions to shortfall in RV Certificate Account                                       --
                Distribution to reimburse RV Reserve Account Cross Collateral Withdrawal
                  Amounts                                                                                  --
                Distribution to the Marine Reserve Account                                         373,547.95
                Distribution to the RV Reserve Account                                                     --
                Distributions to the Depositor                                                             --

                Carry-Over Monthly Marine Interest to the next Distribution Date                           --
                Carry-Over Monthly Marine Principal to the next Distributions Date                         --
                Carry-Over Monthly Marine Servicing Fee to the next Distribution Date                      --

MARINE RESERVE ACCOUNT

            Marine Reserve Account Balance as of the end of the preceding Collection
              Period                                                                         1,412,827.68
            Earnings from investments on the Marine Reserve Account                              3,697.15
            Marine Reserve Account Withdrawals                                                         --
            Marine Reserve Account Cross Collateral Withdrawal Amounts                                 --
            Deposits to the Marine Reserve Account                                             373,547.95
            Reimbursement of Marine Reserve Account Cross Collateral Withdrawal Amounts                --
            Deposits to Marine Reserve Account from RV Available Funds                                 --
            Marine Reserve Account Balance                                                   1,790,072.78
            Distributions of any excess amounts on deposit in the Marine Reserve Account               --
            Ending Marine Reserve Account Balance                                            1,790,072.78

            Marine Reserve Account Balance as a % of the Marine Pool Balance                       1.5864%
            Specified Marine Reserve Account Requirement                                     3,385,160.16
            Amount needed to fully fund Marine Reserve Account                               1,595,087.38

            Required Surety Bond Amount                                                    115,141,484.57
            Surety Bond amount on the previous Distribution                                117,303,608.97
            Payments made with respect Surety Principal Draws                                          --
            Payments received with respect to unreimbursed Surety Principal Draws                      --
            Surety Bond Amount for the current Distribution Date                           115,141,484.57

SURETY BOND
            Total Surety Draws                                                                         --
            Surety Bond Fee                                                                     11,514.15
            Amount Owed to Surety Bond Provider                                                 11,514.15
            Surety Bond Fee Paid                                                                11,514.15
            Payments made to the Surety Bond Provider                                           11,514.15
            Surety Bond Fee Outstanding                                                                --
            Remaining Amounts Owed to the Surety Bond Provider                                         --

NET CREDIT LOSS RATIO
            Net Credit Losses                                                                   25,129.72
            Average Net Credit Loss Ratio - Annualized                                                .16%

DELINQUENCY ANALYSIS
            Number of Loans
            30 to 59 days past due                                                                    220
            60 to 89 days past due                                                                     61
            90 or more days past due                                                                   67
           Total                                                                                      348

           Principal Balance
            30 to 59 days past due                                                           1,959,260.97
            60 to 89 days past due                                                             671,551.16
            90 or more days past due                                                           757,151.18
          Total                                                                              3,387,963.31

          Delinquency Ratio - 60+ Day Delinquent Accounts
            For the current Collection Period                                                      1.2661%
            For the preceding Collection Period                                                    0.6999%
            For the second preceding Collection Period                                             0.3836%
            For the third preceding Collection Period                                                 N/A
            Average 3 month 60 Day + Delinquency Ratio                                             0.7832%
            Average 4 month 60 Day + Delinquency Ratio                                             0.7832%


REPOSSESSION ANALYSIS
            Current Balance of Contracts where Repossession Occurred in the
              Current Month                                                                     85,698.64
            Number of Contracts where Repossession Occurred in the Current Month                     9.00


WEIGHTED AVERAGE COMPUTATIONS-MARINE CONTRACTS
            Weighted Average Coupon                                                               11.5520%
            Weighted Average Original Term (months)                                                128.71
            Weighted Average Remaining Term (months)                                                   99
            Number of Outstanding Accounts-End of Period                                           10,490


CASH SETTLEMENT FOR THE TRUSTEE
            Total Deposit to the Marine Collection Account                                   3,369,128.56
            Marine Servicing Fee                                                                71,963.43
            Marine Interest allocable to the Seller's Certificate                                    3.63
            Marine Principal amount allocable to the Seller's Certificate                           13.72
            Wire Funds to the Surety Bond Provider                                              11,514.15
            Net Deposit to the Marine Certificate Account - Excluding Amounts
              Due to Seller                                                                  3,285,633.63
            Wire Funds to the Marine Certificateholders - Interest Amounts                     609,286.72
            Wire Funds to the Marine Certificateholders - Interest Amounts                   2,302,798.96
            Deposit Funds into the Marine Reserve Account                                      373,547.95
            Wire Funds to NationsCredit                                                                --


  Approved by:       /s/ LAWRENCE ANGELILLI
                     ------------------------------
                         Authorized Signer

                        MONTHLY RV SERVICERS CERTIFICATE
                      NATIONSCREDIT GRANTOR TRUST 1997 - 2

     Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among NationsCredit Securitization Corporation (as "Depositor"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to RV Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


   Month                                                                                               Dec-97
   Collection Period                                                                                 1-Dec-97
   Determination Date                                                                               12-Jan-98
   Deposit Date                                                                                     14-Jan-98
   Distribution Date                                                                                15-Jan-98

   RV POOL BALANCE
                     RV Pool Balance on the close of the last day of the preceding
                       Collection Period                                                        46,306,956.89
                     RV Principal Collections                                                      947,606.08
                     Purchase Amounts with respect to RV Receivables allocable to Principal                --
                     Defaulted RV Receivables                                                       62,594.56
                     RV Pool Balance on the close of the last day of the Collection Period      45,296,756.25

                     Original RV Pool Balance                                                   48,386,535.24

                     RV Pool Factor                                                                93.6143826%

                     Preference Amounts with respect to RV Receivables                                     --

                     RV Pass-Through Rate                                                              6.2500%
                     RV Servicing Fee Rate                                                             0.7500%

   RV AVAILABLE FUNDS
                     RV Collections allocable to interest                                          444,786.24
                     Purchase Amounts with respect to RV Receivables allocable to interest                 --
                     Liquidation Proceeds with respect to RV Receivables                            31,350.00
                     RV Collections allocable to principal                                         947,606.08
                     Purchase Amounts with respect to RV Receivables allocable to principal                --
                     Other RV Available Funds                                                              --
                     Total RV Available Funds                                                    1,423,742.32

   RV INTEREST PAYMENT
                     Monthly RV Interest Payment                                                   241,182.07
                     Carry-Over Monthly RV Interest                                                        --
                     Total                                                                         241,182.07

   RV PRINCIPAL PAYMENT
                     Monthly RV Principal Payment                                                1,010,200.64
                     Carry-Over Monthly RV Principal                                                       --
                     Total                                                                       1,010,200.64

   RV SERVICING FEE
                     RV Servicing Fee                                                               28,941.85
                     Carry-Over Monthly RV Servicing Fee                                                   --
                     Total                                                                          28,941.85

   RV RESERVE ACCOUNT CROSS SUPPORT
                     RV Reserve Account Cross Collateral Withdrawal Amounts from prior
                       Distribution Dates                                                                  --
                     Amount required to fully fund RV Reserve Account                              812,276.12
                     Total Owed to Reimburse RV Cross Collateral Withdrawal Account                        --

   DEPOSIT TO RV CERTIFICATE ACCOUNT
                     RV Available Funds                                                          1,423,742.32
                     Marine Available Funds distributable to RV Certificates                               --
                     RV Reserve Account Withdrawal Deposit                                                 --
                     Marine Reserve Account Cross Collateral Withdrawal Amount                             --
                     Surety Bond Drawing Deposit                                                           --
                     Total Deposit to the RV Certificate Account                                 1,423,742.32

   DISTRIBUTIONS FROM THE RV CERTIFICATE ACCOUNT
                     Monthly RV Interest Payment and any Carry-Over Monthly RV Interest            241,182.07
                     Monthly RV Principal Payment and any Carry-Over Monthly RV Principal        1,010,200.64
                     Preference Amounts with respect to RV Receivables                                     --
                     RV Servicing Fee and any Carry-Over RV Servicing Fee                           28,941.85
                     Distributions to the Surety Bond Provider                                       4,630.70
                     Shortfall in Marine Certificate Account                                               --
                     Distribution to shortfall in Marine Certificate Account                               --
                     Distribution to reimburse Marine Reserve Account Cross Collateral                     --
                       Withdrawal Amounts                                                                  --
                     Distributions to the RV Reserve Account                                       138,787.07
                     Distribution to the Marine Reserve Account                                            --
                     Distributions to the Depositor                                                        --

                     Carry-Over Monthly RV Interest to the next Distribution Date                          --
                     Carry-Over Monthly RV Principal to the next Distributions Date                        --
                     Carry-Over Monthly RV Servicing Fee to the next Distribution Date                     --

   RV RESERVE ACCOUNT

                     RV Reserve Account Balance as of the end of the preceding Collection
                       Period                                                                    1,532,210.96
                     Earnings from investments on the RV Reserve Account                             8,047.44
                     RV Reserve Account Withdrawals                                                        --
                     RV Reserve Account Cross Collateral Withdrawal Amounts                                --
                     Deposits to the RV Reserve Account                                            138,787.07
                     Reimbursement of RV Reserve Account Cross Collateral Withdrawal Amounts               --
                     Deposits to RV Reserve Account from Marine Available Funds                            --
                     RV Reserve Account Balance                                                  1,679,045.47
                     Distributions of any excess amounts on deposit in the RV Reserve Account              --
                     Ending RV Reserve Account Balance                                           1,679,045.47

                     RV Reserve Account Balance as a % of the RV Pool Balance                          3.7068%
                     Specified RV Reserve Account Requirement                                    2,491,321.59
                     Amount needed to fully fund RV Reserve Account                                812,276.12

  Approved by:       /s/ LAWRENCE ANGELILLI
                     ------------------------------
                         Authorized Signer

   SURETY BOND
                     Required Surety Bond Amount                                                46,306,956.89
                     Surety Bond amount on the previous Distribution Date                       47,276,610.03
                     Payments made with respect Surety Principal Draws                                     --
                     Payments received with respect to unreimbursed Surety Principal Draws                 --
                     Surety Bond Amount for the current Distribution Date                       46,306,956.89


                     Total Surety Draws                                                                    --
                     Surety Bond Fee                                                                 4,630.70
                     Amount Owed to Surety Bond Provider                                             4,630.70
                     Surety Bond Fee Paid                                                            4,630.70
                     Payments made to the Surety Bond Provider                                       4,630.70
                     Surety Bond Fee Outstanding                                                           --
                     Remaining Amounts Owed to the Surety Bond Provider                                    --

   NET CREDIT LOSS RATIO
                     Net Credit Losses                                                              31,244.56
                     Average Net Credit Loss Ratio                                                       0.38%

   DELINQUENCY ANALYSIS
                     Number of Loans
                     30 to 59 days past due                                                                59
                     60 to 89 days past due                                                                13
                     90 or more days past due                                                              15
                     Total                                                                                 87

                     Principal Balance
                     30 to 59 days past due                                                        780,524.70
                     60 to 89 days past due                                                        155,192.97
                     90 or more days past due                                                      149,416.35
                     Total                                                                       1,085,134.02

                     60 Day + Delinquency Ratio
                     For the current Collection Period                                                 2.3956%
                     For the preceding Collection Period                                               1.7901%
                     For the second preceding Collection Period                                        1.9855%
                     For the third preceding Collection Period                                            N/A
                     Average 3 month 60 Day + Delinquency Ratio                                        2.0571%
                     Average 4 month 60 Day + Delinquency Ratio                                        2.0571%


   REPOSSESSION ANALYSIS
                     Current Balance of Contracts where Repossession Occurred in the Current
                       Month                                                                       114,133.10
                     Number of Contracts where Repossession Occurred in the Current Month                8.00


   WEIGHTED AVERAGE COMPUTATIONS-RV CONTRACTS
                     Weighted Average Coupon                                                          11.5210%
                     Weighted Average Original Term (months)                                           140.99
                     Weighted Average Remaining Term (months)                                              97
                     Number of Outstanding Accounts-End of Period                                       3,631


   CASH SETTLEMENT FOR THE TRUSTEE
                     Total Deposit to the RV Collection Account                                  1,423,742.32
                     RV Servicing Fee                                                               28,941.85
                     RV Interest allocable to the Seller's Certificate                                   0.00
                     RV Principal amount allocable to the Seller's Certificate                           0.01
                     Wire Funds to the Surety Bond Provider                                          4,630.70
                     Net Deposit to the RV Certificate Account - Excluding Amounts Due to
                       Seller                                                                    1,390,169.77
                     Wire Funds to the RV Certificateholders - Interest Amounts                    241,182.07
                     Wire Funds to the RV Certificateholders - Principal Amounts                 1,010,200.63
                     Deposit Funds into the RV Reserve Account                                     138,787.07
                     Wire Funds to NationsCredit                                                           --


  Approved by:       /s/ LAWRENCE ANGELILLI
                     ------------------------------
                         Authorized Signer